Hartford Life Insurance Company Separate Account Two:

033-19944	Green HV-1915
Green HV-2138
033-19947	Blue HV-1009 (not printed)
033-19949	Blue HV-1009
033-59541	403(b) HV-2025
033-19946	Gardner & White HV-1524
033-19943	NQ Variable Account
033-19948	QP Variable Account HV-1008

Hartford Life Insurance Company Separate Account Eleven:

333-72042	Premier Solutions (State of CT)
Premier Solutions (Chicago Public Schools)
Premier Solutions (Standard)
Premier Solutions (New Jersey)
Premier Solutions (Standard – Series II)
Premier Solutions (Cornerstone)
Premier Solutions (Cornerstone II)
Premier Solutions (Standard – Series A)
333-145655	Group Variable Annuity Contracts

Hartford Life Insurance Company Separate Account Twelve:

333-114401	HART Program (no fee)
333-114404	HART Program (fee)

Supplement Dated June 4, 2008 to your Prospectus Dated May 1, 2008

Supplement Dated June 4, 2008 to your Prospectus

Change of Location for Hartford’s Administrative Office:

Effective after the close of business on September 12, 2008, Hartford will change the location of its Administrative Office:

1 Griffin Road North, Windsor, CT 06095-1512.  Overnight and express mail for delivery after September 13, 2008 should be directed to the new address.  The mailing address for all other correspondence will continue to be P.O. Box 1583, Hartford, CT 06144-1583.

This Supplement Should Be Retained With The Prospectus For Future Reference.